                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported): May 7, 2003

                            COMSTOCK RESOURCES, INC.

               (Exact Name of Registrant as Specified in Charter)

    STATE OF NEVADA                 000-16741                 94-1667468
    (State or other          (Commission File Number)       (I.R.S. Employer
 jurisdiction incorporation)                              Identification Number)

                         5300 Town And Country Boulevard
                                    Suite 500
                               Frisco, Texas 75034
                    (Address of principal executive offices)

                                 (972) 668-8800
                          (Registrant's Telephone No.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.

     The following Exhibits are hereby filed as part of this Current Report on
     Form 8-K:

     Exhibit 99.1   Press Release dated May 7, 2003 with respect to the
                    Registrant's financial results for the first quarter ended
                    March 31, 2003

Item 9. Regulation FD Disclosure

     The information included in this section is intended to be furnished under
"Item 12. Disclosure of Results of Operations and Financial Condition" and is
included under this Item 9 in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed
"filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of
1933, except as shall be expressly set forth by specific reference in such filing.

     On May 7, 2003, Comstock Resources, Inc. ("Comstock") announced financial results for the first quarter ended March 31, 2003. A copy of the press release announcing Comstock's earnings results for the first quarter ended March 31,
2003 is attached hereto as Exhibit 99.1.

     The earnings press release contains financial measures that are not in accordance with generally accepted accounting principles in the United States
("GAAP"). Comstock has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Operating cash flow is presented in the earnings release because management believes it to be useful to investors. EBITDAX is presented in the earnings release because management believes that EBITDAX, which represents
Comstock's results from operations before interest, income taxes, and certain non-cash items, including depreciation, depletion and amortization and exploration expense, is a common alternative measure of operating performance used by certain investors and financial analysts. The non-GAAP financial measures described above should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with
GAAP that are presented in the earnings release.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2003

COMSTOCK RESOURCES, INC.
By:  /s/ M. Jay Allison
-------------------------
M. JAY ALLISON
President and Chief Executive Officer

                                  Exhibit Index

Exhibit 99.1 Press Release dated May 7, 2003